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                                                                  EXHIBIT (I)(2)



                               CONSENT OF COUNSEL

     I consent to the incorporation by reference in this Post-Effective Amendment No. 52 to the Registration Statement of Eaton Vance Mutual Funds Trust (1933 Act File No. 02-90946) of my opinion dated December 23, 1998, which was filed as Exhibit (i) to Post-Effective Amendment No. 47.


                              /s/  Maureen A. Gemma
                              -------------------------------------
                              Maureen A. Gemma, Esq.


June 23, 1999
Boston, Massachusetts